UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-214643	82-0884860
(Commission File No.)	(IRS Employer Identification No.)

555 NORTH EL CAMINO REAL #A418
SAN CLEMENTE, CA 92672

(Address of principal executive offices) (zip code)

(424) 239-6230

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

The Company has obtained the following temporary licenses from the State of California:

(1) Distribution License

(2) Cultivation License

(3) Nursey License

(4) Manufacturing License

The temporary licenses are automatically renewed by the State of California so long as the Company is in good standing with the county and has an annual license application being processed by the State of California. Temporary licenses cannot be extended after December 31, 2018. So these represent the final temporary licenses that the company will received prior to obtaining its annual licenses from the State Of California.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The exhibit listed in the following Exhibit Index is filed as part of this report:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Distribution License

99.2	Cultivation License

99.3	Nursery License

99.4	Manufacturing License

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: December 19, 2018	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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